                                                                     Exhibit 4.2


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                     HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
                                     Issuer



                                    INDENTURE



                          Dated as of October __, 1998



                          HOUSEHOLD FINANCE CORPORATION
                                 Master Servicer



                            THE CHASE MANHATTAN BANK
                       Trustee and Trust Collateral Agent



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


                                TABLE OF CONTENTS


                                                                                                  Page
ARTICLE I. Definitions and Incorporation by Reference..............................................1

   SECTION 1.1       Definitions...................................................................1
   SECTION 1.2       Incorporation by Reference of the Trust Indenture Act.........................7
   SECTION 1.3       Rules of Construction.........................................................7
   SECTION 1.4       Action by or Consent of Noteholders and Certificateholders....................8
   SECTION 1.5       Material Adverse Effect.......................................................8
   SECTION 1.6       Conflict with TIA.............................................................8
   SECTION 1.7       Certain References............................................................8

ARTICLE II. The Notes..............................................................................9

   SECTION 2.1       Form; Amount Limited; Issuable in Series......................................9
   SECTION 2.2       Execution, Authentication and Delivery........................................9
   SECTION 2.3       Temporary Notes..............................................................10
   SECTION 2.4       Registration; Registration of Transfer and Exchange..........................11
   SECTION 2.5       Mutilated, Destroyed, Lost or Stolen Notes...................................13
   SECTION 2.6       Persons Deemed Owner.........................................................14
   SECTION 2.7       Payment of Principal and Interest; Defaulted Interest........................14
   SECTION 2.8       Cancellation.................................................................15
   SECTION 2.9       Release of Collateral........................................................15
   SECTION 2.10      Book-Entry Notes.............................................................16
   SECTION 2.11      Notices to Clearing Agency...................................................17
   SECTION 2.12      Definitive Notes.............................................................17
   SECTION 2.13      Final Distribution...........................................................17

ARTICLE III. Covenants............................................................................18

   SECTION 3.1       Payment of Principal and Interest............................................18
   SECTION 3.2       Maintenance of Office or Agency..............................................19
   SECTION 3.3       Money for Payments to be Held in Trust.......................................19
   SECTION 3.4       Existence....................................................................20
   SECTION 3.5       Protection of Trust Property.................................................21
   SECTION 3.6       Opinions as to Trust Property................................................22
   SECTION 3.7       Performance of Obligations; Servicing of Receivables.........................22
   SECTION 3.8       Negative Covenants...........................................................23
   SECTION 3.9       Annual Statement as to Compliance............................................24
   SECTION 3.10      Issuer May Consolidate, Etc. Only on Certain Terms...........................25
   SECTION 3.11      Successor or Transferee......................................................26
   SECTION 3.12      No Other Business............................................................27
   SECTION 3.13      No Borrowing.................................................................27
   SECTION 3.14      Master Servicer's Obligations................................................27
   SECTION 3.15      Guarantees, Loans, Advances and Other Liabilities............................27
   SECTION 3.16      Capital Expenditures.........................................................27
   SECTION 3.17      Compliance with Laws.........................................................27
   SECTION 3.18      Restricted Payments..........................................................28


   SECTION 3.19      Notice of Events of Default..................................................28
   SECTION 3.20      Further Instruments and Acts.................................................28
   SECTION 3.21      Amendments of Master Sale and Servicing Agreement and Trust Agreement........28
   SECTION 3.22      Income Tax Characterization..................................................28
   SECTION 3.23      No Borrowing.................................................................29
   SECTION 3.24      Guarantees, Loans, Advances and Other Liabilities............................29
   SECTION 3.25      Capital Expenditures.........................................................29
   SECTION 3.26      Restricted Payments..........................................................29

ARTICLE IV. Satisfaction and Discharge............................................................29

   SECTION 4.1       Satisfaction and Discharge of Indenture......................................29
   SECTION 4.2       Application of Trust Money...................................................30
   SECTION 4.3       Repayment of Monies Held by Note Paying Agent................................31

ARTICLE V. Remedies...............................................................................31

   SECTION 5.1       Events of Default............................................................31
   SECTION 5.2       Collection of Indebtedness and Suits for Enforcement by Trustee..............31
   SECTION 5.3       Limitation of Suits..........................................................33
   SECTION 5.4       Unconditional Rights of Noteholders To Receive Principal and Interest........34
   SECTION 5.5       Restoration of Rights and Remedies...........................................34
   SECTION 5.6       Rights and Remedies Cumulative...............................................35
   SECTION 5.7       Delay or Omission Not a Waiver...............................................35
   SECTION 5.8       Control by Noteholders.......................................................35
   SECTION 5.9       Waiver of Past Defaults......................................................35
   SECTION 5.10      Undertaking for Costs........................................................36
   SECTION 5.11      Waiver of Stay or Extension Laws.............................................36
   SECTION 5.12      Action on Notes..............................................................36
   SECTION 5.13      Performance and Enforcement of Certain Obligations...........................37

ARTICLE VI. The Trustee and the Trust Collateral Agent............................................37

   SECTION 6.1       Duties of Trustee............................................................37
   SECTION 6.2       Rights of Trustee and the Trust Collateral Agent.............................40
   SECTION 6.3       Individual Rights of Trustee.................................................41
   SECTION 6.4       Trustee's Disclaimer.........................................................41
   SECTION 6.5       Notice of Defaults...........................................................41
   SECTION 6.6       Reports by Trustee to Holders................................................42
   SECTION 6.7       Compensation and Indemnity...................................................42
   SECTION 6.8       Replacement of Trustee.......................................................43
   SECTION 6.9       Successor Trustee by Merger..................................................44
   SECTION 6.10      Appointment of Co-Trustee or Separate Trustee................................45
   SECTION 6.11      Eligibility: Disqualification................................................46
   SECTION 6.12      Preferential Collection of Claims Against Issuer.............................46
   SECTION 6.13      Appointment and Powers.......................................................46
   SECTION 6.14      Performance of Duties........................................................47


   SECTION 6.15      Limitation on Liability......................................................47
   SECTION 6.16      Reliance Upon Documents......................................................48
   SECTION 6.17      Successor Trust Collateral Agent.............................................48
   SECTION 6.18      Compensation.................................................................50
   SECTION 6.19      Representations and Warranties of the Trustee and the Trust
                        Collateral Agent..........................................................50
   SECTION 6.20      Waiver of Setoffs............................................................50

ARTICLE VII. Noteholders' Lists and Reports.......................................................51

   SECTION 7.1       Issuer To Furnish To Trustee Names and Addresses of Noteholders..............51
   SECTION 7.2       Preservation of Information; Communications to Noteholders...................51
   SECTION 7.3       Reports by Issuer............................................................51
   SECTION 7.4       Reports by Trustee...........................................................52

ARTICLE VIII. Accounts, Disbursements and Releases................................................52

   SECTION 8.1       Collection of Money..........................................................52
   SECTION 8.2       Release of Trust Property....................................................53
   SECTION 8.3       Opinion of Counsel...........................................................53

ARTICLE IX. Amendments; Series Supplements........................................................54

   SECTION 9.1       Amendments Without Consent of Noteholders....................................54
   SECTION 9.2       Amendments With Consent of Noteholders.......................................55
   SECTION 9.3       Supplements Authorizing a Series of Notes....................................56
   SECTION 9.4       Execution of Series Supplements..............................................57
   SECTION 9.5       Effect of Series Supplement..................................................57
   SECTION 9.6       Conformity With Trust Indenture Act..........................................57
   SECTION 9.7       Reference in Notes to Series Supplements.....................................57

ARTICLE X. Reserved...............................................................................58


ARTICLE XI. Miscellaneous.........................................................................58

   SECTION 11.1      Compliance Certificates and Opinions, etc....................................58
   SECTION 11.2      Form of Documents Delivered to Trustee.......................................60
   SECTION 11.3      Acts of Noteholders..........................................................61
   SECTION 11.4      Notices, etc., to Trustee, Issuer and Rating Agencies........................61
   SECTION 11.5      Notices to Noteholders; Waiver...............................................62
   SECTION 11.6      Alternate Payment and Notice Provisions......................................62
   SECTION 11.7      Conflict with Trust Indenture Act............................................63
   SECTION 11.8      Effect of Headings and Table of Contents.....................................63
   SECTION 11.9      Successors and Assigns.......................................................63
   SECTION 11.10     Separability.................................................................63
   SECTION 11.11     Benefits of Indenture........................................................63
   SECTION 11.12     Legal Holidays...............................................................64
   SECTION 11.13     GOVERNING LAW................................................................64
   SECTION 11.14     Counterparts.................................................................64
   SECTION 11.15     Recording of Indenture.......................................................64


   SECTION 11.16     Trust Obligation.............................................................64
   SECTION 11.17     No Petition..................................................................65
   SECTION 11.18     Inspection...................................................................65
   SECTION 11.19     Limitation of Liability......................................................65

EXHIBIT 1         Form of Investment Letter

          INDENTURE dated as of October 1, 1998, between HOUSEHOLD AUTOMOBILE REVOLVING TRUST I, a Delaware business trust (the "Issuer"), HOUSEHOLD FINANCE CORPORATION, a Delaware corporation (the "Master Servicer") and THE CHASE MANHATTAN BANK, a national banking association, as trustee (the "Trustee") and Trust Collateral Agent (as defined below).

          In consideration of the mutual agreements contained herein, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                 GRANTING CLAUSE

          In order to secure the due and punctual payment of the principal of and interest on the Notes of the related Series and all other Series Secured Obligations of the related Series when and as the same shall become due and payable, whether as scheduled, by declaration of acceleration, prepayment or otherwise, according to the terms of this Indenture, the related Series Supplement and the related Notes, the Issuer, pursuant to the related Series Supplement, shall pledge the related Series Trust Estate to the Trustee, all for the benefit of the Trustee for the benefit of the Holders of the related Series and the other Series Secured Parties.

                                   ARTICLE I.

                  Definitions and Incorporation by Reference

          Definitions. Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture.

          "Act" has the meaning specified in Section 11.3(a).

          "Authorized Officer" means, with respect to the Issuer and the Master Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Master Servicer, as applicable, who is authorized to act for the Owner Trustee or the Master Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Master Servicer to the Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Book Entry Notes" means any beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

          "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

          "Class" means, with respect to any Series, all the Notes of such Series having the same specified payment terms and priority of payment.

          "Class SV Preferred Stock" means the preferred stock of the Seller.

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Agreement is located at _________________ __________________ _________, Attention:
______________________________ or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Master Servicer and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

          "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "Definitive Notes" has the meaning specified in Section 2.12.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation.

          "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of a Series Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of a Series Trust Estate and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

          "Indebtedness" means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

          "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be delivered to the Trust Collateral Agent, if any, and the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, prepared by an Independent appraiser or other expert appointed pursuant to an Issuer Order and approved by the Trustee or the Trust Collateral Agent, if any, in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

          "Master Sale and Servicing Agreement" means the Master Sale and

Servicing Agreement dated as of March 1, 1998, among the Issuer, the Seller, the Master Servicer, the Trustee and the Trust Collateral Agent, as the same may be amended or supplemented from time to time.

          "Note" means any Note authenticated and delivered under this Indenture.

          "Note Owner" means, with respect to a Book-Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Note Paying Agent" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Master Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

          "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4.

          "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 and TIA ss. 314, and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer. Each certificate with respect to compliance with a condition or covenant provided for in this Agreement shall include (1) a statement that the Authorized Officer signing the certificate has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based; (3) a statement that in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to a Series Supplement or provision therefor, satisfactory to the Trustee, has been made); and

               (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Notes which have been paid with proceeds of the related Series Support shall continue to remain Outstanding for purposes of this Indenture until the related Series Support Provider has been paid as subrogee hereunder or reimbursed pursuant to any agreement relating to Series Support as evidenced by a written notice from the related Series Support Provider delivered to the Trustee, and the related Series Support Provider shall be deemed to be the Holder thereof to the extent of any payments thereon made by the related Series Support Provider; provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

          "Outstanding Amount" means the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

          "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

          "Record Date" means, with respect to a Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.

          "Registration Statement" has the meaning specified therefor in the Securities Act.

          "Responsible Officer" means, with respect to the Trustee or the Owner

Trustee (as defined in the Trust Agreement), any officer within the Corporate Trust Office of the Trustee or the Owner Trustee, as the case may be, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, Financial Services Officer or any other officer of the Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Series Secured Obligations" with respect to a Series, has the meaning specified therefor in the related Series Supplement.

          "Series Secured Parties" with respect to a Series, has the meaning ascribed in the related Series Supplement.

          "Series Termination Date" with respect to a Series, has the meaning ascribed in the related Series Supplement.

          "State" means any one of the 50 states of the United States of America or the District of Columbia.

          "Support Default" with respect to a Series, shall have the meaning assigned to such term and the related Series Supplement.

          "Tranche" means all of the Notes of a Series (or a Class within a Series) having the same date of authentication.

          "Trust Collateral Agent" means, initially, The Chase Manhattan Bank, but only if and to the extent that it is appointed as collateral agent on behalf of the Noteholders of a Series and a related Series Support Provider, including its successors-in-interest, until and unless a successor Person shall have become the Trust Collateral Agent pursuant to Section 6.17 hereof, and thereafter "Trust Collateral Agent" shall mean such successor Person.

          "Trust Property" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including all property and interests Granted to the Trustee or the Trust Collateral Agent, if
any), including all proceeds thereof.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

          "Trustee" means The Chase Manhattan Bank, a national banking association, not in its individual capacity but as trustee under this Indenture, or any successor trustee under this Indenture.

          "Trustee Fee" means the fees due to the Trustee and the Trust Collateral Agent, if any, as may be set forth in that certain fee letter, dated as of the date hereof between the Master Servicer and The Chase Manhattan Bank.

          "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

          "Unregistered Note" means a Note which is not being offered for sale hereunder pursuant to a Registration Statement.

          Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Master Sale and Servicing Agreement or the Trust Agreement.

          Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Securities and Exchange Commission.

          "indenture securities" means the Notes.

          "indenture security holder" means a Noteholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Issuer.

          All other TIA terms used in this Indenture that are defined by the TIA, or defined by Commission rule have the meaning assigned to them by such definitions.

          Rules of Construction. Unless the context otherwise requires:

               (i) a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii) "or" is not exclusive;

               (iv) "including" means including without limitation; and

               (v) words in the singular include the plural and words in the plural include the singular.

          Action by or Consent of Noteholders and Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders or Certificateholders, any Note or Certificate registered in the name of Seller or any Affiliate thereof shall be deemed not to be outstanding (except in the event that no Notes are outstanding and the Seller or an Affiliate thereof then owns all outstanding Certificates and there is no Series Support Provider); provided, however, that, solely for the purpose of determining whether the Trustee or the Trust Collateral Agent, if any, is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee or the Trustee, respectively, knows to be so owned shall be so disregarded.

          Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Securityholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from the related Series Support Provider.

          Conflict with TIA. If this Indenture is qualified under the TIA, and if any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Certain References. In the event that no Trust Collateral Agent is appointed to act as agent on behalf of a Series of Noteholders and a related Series Support Provider, then all references hereunder to Trust Collateral Agent shall refer to the Trustee (or if duplicative with respect to the Trustee, shall be deleted), as agent of the Series Secured Parties of each Series.

                                   ARTICLE II.

                                    The Notes

                  Form; Amount Limited; Issuable in Series.

          (a) Notes of each Series, together with the Trustee's certificate of authentication, shall be in substantially the form set forth in the related Series Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the related Series Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Each Note shall be dated the date of its authentication. The terms of the Notes set forth in the related Series Supplement are part of the terms of this Indenture.

          (b) The aggregate principal amount of Notes which may be authenticated and delivered and Outstanding at any time under this Indenture is not limited; provided that any Series Supplement may so limit the aggregate principal amount of Notes of the related Series. The Notes shall be issued in one or more Series, and may be issued in Classes and/or Tranches within a Series (and Tranches within a Class).

          No Series of Notes shall be issued under this Indenture unless such Notes have been authorized pursuant to a Series Supplement, and all conditions precedent to the issuance thereof, as specified in the related Series Supplement, shall have been satisfied.

          All Notes of each Series issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof and secured by the related Series Trust Estate without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions hereof and the related Series Supplement.

          Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

          Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          At any time and from time to time after the execution and delivery of this Indenture and the related Series Supplement, and upon satisfaction of all the conditions set forth in the related Series Supplement, the Trustee shall, upon receipt of an Issuer Order and an Officer's Certificate prepared and delivered by the Master Servicer that all conditions precedent for such issuance have been satisfied, deliver Notes of the related Series (including Notes of any Class or Tranche within such Series.)

          The Notes of a Series shall be issuable in the denominations specified in the related Series Supplement.

          No Note shall be entitled to any benefit under this Indenture or any Series Supplement or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Temporary Notes. Pending the preparation of Definitive Notes of any Series (or of any Class or Tranche within a Series), the Issuer may execute, and upon receipt of an Issuer Order prepared and delivered by the Master Servicer the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          If temporary Notes of any Series (or of any Class or Tranche within a Series) are issued, the Issuer will cause Definitive Notes of such Series (or Class or Tranche) to be prepared without unreasonable delay. After the preparation of Definitive Notes of such Series (or Class or Tranche), the temporary Notes shall be exchangeable for Definitive Notes of such Series (or Class or Tranche) upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of such Series (or Class or Tranche) of authorized denominations. Until so exchanged, the temporary Notes of any Series (or Class or Tranche) shall in all respects be entitled to the same benefits under this Indenture and the related Series Supplement as Definitive Notes of such Series (or Class or Tranche).

          Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

          Upon surrender for registration or transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and cause the Trustee to authenticate one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount. A Noteholder may also obtain from the Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, of the same Class and Tranche, as applicable, and a like aggregate principal amount. Such requirements shall not be deemed to create a duty in the Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

          At the option of the Holder, Notes of a Series (or Class or Tranche) may be exchanged for other Notes of such Series (or Class or Tranche) in any authorized denominations, of the same Class (and Tranche, if applicable) and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute and upon its request the Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty in the Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture and the related Series Supplement, as the Notes surrendered upon such registration of transfer or exchange.

          Unless specified in a Series Supplement, every Note presented or surrendered for registration of transfer or exchange shall, unless specified in a Series

Supplement, be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached as an Exhibit to the related Series Supplement duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

          No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

          Notwithstanding, the preceding provisions of this section, the Issuer shall not be required to make, and the Note Registrar shall not register, transfers or exchanges of Notes selected for redemption for a period of 15 days preceding the Distribution Date.

          Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA,
(ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by a U.S. Department of Labor Class Exemption.

          (a) No Holder of an Unregistered Note shall transfer its Note, unless
(i) such transfer is made in accordance with Rule 144A under the Securities Act and the transferee of such Note executes the Investment Letter, attached as
Exhibit 1 hereto or in the Series Related Documents with respect thereto or (ii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available) and the registration and qualification requirements under applicable state securities laws.

          Each Unregistered Note issued hereunder will contain the following legend limiting sales to "Qualified Institutional Buyers" within the meaning of Rule 144A under the Securities Act:

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR REGULATORY AUTHORITY OF ANY STATE. THIS NOTE HAS BEEN OFFERED AND SOLD PRIVATELY.

     THE HOLDER HEREOF ACKNOWLEDGES THAT THESE SECURITIES ARE "RESTRICTED SECURITIES" THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE OBLIGORS AND ITS AFFILIATES THAT THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

          Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated
Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to each of the Issuer and the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Series (or Class or Tranche) (such requirement shall not be deemed to create a duty in the Trustee to monitor the compliance by the Issuer with Section 8-405); provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption pursuant to the terms of the related Series Supplement, the Issuer may, instead of issuing a replacement Note, direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the redemption date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

          Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Note of any Series issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture and the related Series Supplement equally and proportionately with any and all other Notes of the same Series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of Issuer or the Trustee may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

          Payment of Principal and Interest; Defaulted Interest. (a) The
Notes shall accrue interest as provided in the form of Note set forth in the related Series Supplement or in such Series Supplement and such interest shall be due and payable on each Distribution Date as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually or duly provided for by the Issuer on the applicable Distribution Date shall be paid, as provided in the related Series Supplement, or if not so provided to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, if the Notes of a Series are Book Entry Notes, unless Definitive Notes have been issued for such Series pursuant to Section 2.12, with respect to Notes of such Series registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the Final Scheduled Distribution Date with respect to a Series as set forth in the relevant Series Supplement which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

          (b) The principal of each Note shall be payable in installments on each Distribution Date as provided in the form of Note set forth in the related Series Supplement or in such Series Supplement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Notes are declared to be immediately due and payable in the manner provided in the related Series Supplement. Upon written notice from the Master Servicer on behalf of the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice may be mailed or transmitted by facsimile prior to such final Distribution Date and may specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

          (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate to the extent lawful. Unless otherwise provided in the related Series Supplements, the Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Trustee, the Trustee shall, upon written notice from the Master Servicer of the amounts, if any, that the related Series Support Provider has paid in respect of the Notes under the related Series Support or otherwise which has not been reimbursed to it, deliver such surrendered Notes to the related Series Support Provider to the extent not previously cancelled or destroyed.

          Cancellation. Subject to Section 2.7(d), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee in accordance with its customary procedures. Subject to Section 2.7(d), the Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee in accordance with its customary procedures. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this

Indenture. Subject to Section 2.7(d), all canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time.

          Release of Collateral. The Trustee or the Trust Collateral Agent, if any, shall, on or after a Series Termination Date, release any remaining portion of the related Series Trust Estate from the lien created by this Indenture and deposit in the applicable Series Collection Account any funds then on deposit in any other Trust Account. The Trustee, or the Trust Collateral Agent, if any, shall release property from the lien created by this Indenture pursuant to this Section 2.9 only upon receipt of an Issuer Request by it and the Trustee accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

          Book-Entry Notes. The Notes, upon original issuance, may be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes may initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.12:

               (i) the provisions of this Section shall be in full force and effect;

               (ii) the Note Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

               (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

               (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

               (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding

          Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes or in the Notes of a Class, as the case maybe, and has delivered such instructions to the Trustee; and

               (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

          Notices to Clearing Agency. With respect to each Series of Notes which are Book Entry Notes, whenever a notice or other communication to the Noteholders of such Series is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

          Definitive Notes. If the Notes of a Series are Book-Entry Notes and if (i) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes of such Series, and the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default with respect to such Series, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

          Final Distribution.

          (a) The Master Servicer shall give the Trustee at least 15 days prior notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Trustee shall provide notice to the Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes (if required) of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified. The Trustee shall give such notice to the Registrar and the Note Paying Agent at the time such notice is given to Noteholders.

          (b) Notwithstanding a final distribution to the Noteholders of any Series or Class, except as otherwise provided in this paragraph, all funds then on deposit in the Master Collection Account and any Series Trust Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Note Paying Agent or the Trustee shall pay such funds to such Noteholders upon surrender of their Notes. In the event that all such Noteholders shall not surrender their Notes for cancellation within six months after the date specified in the notice from the Trustee described in paragraph (a), the Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the account held for the benefit of such Noteholders. The Trustee and the Note Paying Agent shall upon written request pay to the related Issuer any moneys held by them for the payment of principal or interest that remains unclaimed for two years. After payment to the related Issuers, Noteholders entitled to the money must look to the for payment as general unsecured creditors unless an applicable abandoned property law designates another Person and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease.

          (c) Any notice required or permitted to be given to a Holder of Registered Notes shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Note Register.

                                  ARTICLE III.

                                    Covenants

          Payment of Principal and Interest. The Issuer will duly and punctually pay or cause to be paid the principal of and interest on the Notes in accordance with the terms of the Notes, this Indenture and the related Series Supplement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          Maintenance of Office or Agency. The Issuer will maintain in New York an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

          Money for Payments to be Held in Trust. On or before each Distribution Date, the Issuer shall deposit or cause to be distributed from the related Series Collection Account to the related Noteholders or to any Person designated by such Noteholders to receive payments on their behalf an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

          The Issuer will cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent with respect to clauses (i) and (v), it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Trustee written notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

               (iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture and any Series Supplement or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

          The Trust hereby appoints The Chase Manhattan Bank as Certificate Paying Agent to make payments to Certificateholders on behalf of the Issuer in accordance with the provisions of the Certificates, this Agreement and the Trust Agreement, and The Chase Manhattan Bank hereby accepts such appointment (subject to removal in the event it not longer serves as Trustee pursuant to Section 6.8) and further agrees that it will be bound by the provisions of the Trust Agreement relating to the Certificate Paying Agent and will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and as provided in the Trust Agreement and pay such sums to such Persons as herein and therein provided;

               (vi) give the Owner Trustee notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

               (vii) at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Issuer all sums so held in Trust by such Certificate Paying Agent;

               (viii) immediately resign as a Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Issuer all sums held by it in trust for the payment of Certificates if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

               (ix) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          Existence.

          Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, each Series Supplement, the Notes and each other instrument or agreement included in the related Series Trust Estate.

          Protection of Trust Property. The Issuer intends the security interest Granted pursuant to this Indenture and the related Series Supplement in favor of the related Series Secured Parties to be prior to all other liens in respect of the related Series Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee or the Trust Collateral Agent, if any, for the benefit of the related Series Secured Parties, a first lien on and a first priority, perfected security interest in the related Series Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

               (i) Grant more effectively all or any portion of the related Series Trust Estate;

               (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee or the Trust Collateral Agent, if any, for the benefit of the Series Secured Parties created by this Indenture and the related Series Supplement or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture and the related Series Supplement ;

               (iv) enforce any of the related Series Trust Estate;

               (v) preserve and defend title to the related Series Trust Estate and the rights of the Trustee or the Trust Collateral Agent, if any, in such Trust Property against the claims of all persons and parties; and

               (vi) pay all taxes or assessments levied or assessed upon the related Series Trust Estate when due.

The Issuer hereby designates the Master Servicer its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee or the Trust Collateral Agent, if any, pursuant to this Section; provided that, such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Master Servicer with respect to its duties under this Section 3.5 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Master Servicer.

          Opinions as to Trust Property.

          (a) On the Closing Date, the Issuer shall furnish to the Trustee and the Trust Collateral Agent, if any, an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, Series Supplement, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee or the Trust Collateral Agent, if any, for the benefit of the related Series Secured Parties, created by this Indenture and the related Series Supplement and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) Within 90 days after the beginning of each calendar year, beginning with 2000, the Master Servicer on behalf of the Issuer shall furnish to the Trustee and the Trust Collateral Agent, if any, an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any Series Supplement and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and the related Series Supplement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture and the related Series Supplement until December 31 of the following calendar year.

          Performance of Obligations; Servicing of Receivables.

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the related Series Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents and the related Series Related Documents or such other instrument or agreement.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Master Servicer to assist the Issuer in performing its duties under this Indenture and each Series Supplement. The Master Servicer hereby agrees to service the Receivables in each Series Trust Estate in the manner set forth in the Master Sale and Servicing Agreement, this Indenture and each Series Supplement and to perform its duties as may be set forth in the Master Sale and Servicing Agreement, this Indenture and in each Series Supplement.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents, all Series Related Documents and in the instruments and agreements included in the related Series Trust Estate, including, but not limited, to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the related Series Supplement and the Master Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Trustee.

          (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Master Servicer Termination Event under the Master Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee, the Trust Collateral Agent, if any, and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Master Servicer Termination Event shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Master Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) The Issuer agrees that it will not waive timely performance or observance by the Master Servicer or the Seller of their respective duties under the Basic Documents without the prior written consent of the related Series Secured Parties under any Series Related Documents if the effect thereof would adversely affect the Holders of the Notes of the related Series.

          Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

               (i) except as expressly permitted by this Indenture or the Basic Documents or the related Series Related Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the related Series Trust Estate, unless directed to do so by the related Series Secured Parties;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes of a Series (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the related Series Trust Estate; or

               (iii) (A) permit the validity or effectiveness of this Indenture or any Series Supplement to be impaired, or permit the lien in favor of the Trustee or the Trust Collateral Agent, as the case may be, created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture or any Series Supplement except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and the related Series Supplement) to be created on or extend to or otherwise arise upon or burden the related Series Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture and the related Series Supplement not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the related Series Trust Estate, (D) except as expressly permitted therein, amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Series Secured Parties or (E) except as expressly permitted therein, amend, modify or fail to comply with the provisions of the Series Related Documents without the prior written consent of the related Series Secured Parties.

          Annual Statement as to Compliance. The Master Servicer on behalf of the Issuer will deliver to the Trustee, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 1999), and otherwise in compliance with the requirements of TIA Section 314(a)(4) an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

               (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and each Series Supplement throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          Issuer May Consolidate, Etc. Only on Certain Terms.

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each Series Supplement on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under any Series Supplement;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee and the Owner Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

               (v) any action as is necessary to maintain the lien and security interest created by this Indenture and each Series Supplement shall have been taken; and

               (vi) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange
          Act); and

          (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in each Series Trust Estate, to any Person, unless

               (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture, each Supplement, each of the Basic Documents and each of the Series Related Documents on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such Indenture Supplement that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such Indenture Supplement, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture, each Series Supplement and the Notes and
          (E) expressly agree by means of such Indenture Supplement that such Person (or if a group of persons, then one specified Person) shall prepare (or cause to be prepared) and make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under any Series Supplement;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

               (v) any action as is necessary to maintain the lien and security interest created by this Indenture and each Series Supplement shall have been taken; and

               (vi) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such Indenture Supplement complies with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

          Successor or Transferee.

          (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture and each Series Supplement with the same effect as if such Person had been named as each Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10 (b), Household Automobile Revolving Trust I will be released from every covenant and agreement of this Indenture and each Series Supplement to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that Household Automobile Revolving Trust I is to be so released.

          No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables and owning the Class SV Preferred Stock of the Seller in the manner contemplated by this Indenture, the Basic Documents and each Series Supplement and all Series Related Documents and activities incidental thereto.

          No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to a related Series Support Provider under the related agreement regarding Series Support, if any and (iii) any other Indebtedness permitted by or arising under the Basic Documents and each Series Supplement. The proceeds of the Notes and the Certificates of a Series shall be used exclusively to fund the Issuer's purchase of the Receivables of such Series and the related Other Conveyed Property, to fund any spread account and to pay the Issuer's organizational, transactional and start-up expenses.

          Master Servicer's Obligations. The Issuer shall enforce the provisions of Sections 4.9, 4.10 and 4.11 of the Master Sale and Servicing Agreement with respect to the duties of Master Service thereunder.

          Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Master Sale and Servicing Agreement or this Indenture or any Series Supplement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become continently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree continently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personally).

          Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture, or any Basic Document, any Series Supplement or any Series Related Document.

          Restricted Payments. The Issuer shall not, directly or indirectly,
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Seller, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Seller, Master Servicer, the Owner Trustee, the Trustee, the Trust Collateral Agent, if any, and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Master Sale and Servicing Agreement or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Master Collection Account except in accordance with this Indenture, the Basic Documents, any Series Supplement or any Series Related Document.

          Notice of Events of Default. Upon a Responsible Officer of the Owner Trustee having actual knowledge thereof, the Issuer agrees to give the Trustee and the Rating Agencies prompt written notice of each Event of Default under any Series Supplement and each default on the part of the Master Servicer or the Seller of its obligations under the Master Sale and Servicing Agreement.

          Further Instruments and Acts. Upon request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          Amendments of Master Sale and Servicing Agreement and Trust Agreement. The Issuer shall not agree to any amendment to Section 13.1 of the Master Sale and Servicing Agreement or Section 13.1 of the Trust Agreement to eliminate the requirements thereunder that the Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

          Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer, the Noteholders, the Certificateholders and the Trustee will treat the Notes as indebtedness and hereby instructs the Trustee to treat the Notes as indebtedness for federal and state tax reporting purposes.

          No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Basic Documents.

          Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Master Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          Restricted Payments. The Issuer shall not, directly or indirectly,
(i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof. to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under the Master Sale and Servicing Agreement or Trust Agreement.

                                   ARTICLE IV.

                           Satisfaction and Discharge

          Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and 3.22, (v) the rights and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under Section 4.2) and
(vi) the rights of Noteholders as beneficiaries hereof with respect to the related Series Trust Estate so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

               (A) either

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation and the related Series Support, if any, has been returned to the related Series Support Provider; or

               (2) all Notes not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable,

                    (ii) will become due and payable at their respective Final
               Scheduled Distribution Dates within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

          and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee or the Trust Collateral Agent, if any, cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation when due on the Final Scheduled Distribution Date or tender date (if Notes shall have been called for redemption or tender pursuant to the related Series Supplement, as the case may be; and

               (B) the Issuer has paid or caused to be paid all other amounts owing to all Series Secured Parties.

          Application of Trust Money. All monies deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the related Series Supplement, to the payment, either directly or through any Note Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Master Sale and Servicing Agreement or required by law.

          Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V.

                                    Remedies

          Events of Default. The definition of "Event of Default" with respect to a Series, together with certain rights and remedies consequent thereto, shall be set forth in the related Series Supplement.

          Collection of Indebtedness and Suits for Enforcement by Trustee.

          (a) Subject to the terms of the related Series Supplement, the Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default continues for a period of five days, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and outside counsel.

          (b) Each Series Secured Party hereby irrevocably and unconditionally appoints the Trustee as the true and lawful attorney-in-fact of such Series Secured Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument in the name, place and stead of such Series Secured Party such acts, things and deeds for or on behalf of and in the name of such Series Secured Party under this Indenture and the related Series Supplement and under the Basic Documents and the Series Related Documents which such Series Secured Party could or might do or which may be necessary, desirable or convenient to effect the purposes contemplated hereunder, under the related Series Supplement, the Series Related Documents and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the related Series

Trust Estate.

          (c) If an Event of Default occurs and is continuing with respect to a Series, the Trustee may in its discretion and at the direction of the related Series Secured Parties shall proceed to protect and enforce the rights of the Noteholders of each Series by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or the related Series Supplement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture, the related Series Supplement or by law.

          (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the related Series Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes of such Series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of such Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee against the related Series Trust Estate (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and outside counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and received with respect to the related Series Trust Estate and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes of such Series, in each case against the related Series Trust Estate allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

          (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          (f) All rights of action and of asserting claims under this Indenture, the related Series Supplement or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

          (g) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or the related Series Supplement), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

          Limitation of Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the related Series Supplement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes of the related Series;

               (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes of the related Series have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

               (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

               (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

               (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes of such Series; and

               (vi) if any Series Support secures such Series, a Support Default shall have occurred and be continuing;

it being understood and intended that no Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

          Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture or the related Series Supplement (or, in the case of redemption or tender pursuant to any Series Supplement, on or after the related redemption or tender date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture or the related Series Supplement and such Proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Trustee, and the related Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, and the related Noteholders shall continue as though no such proceeding had been instituted.

          Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the related Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Delay or Omission Not a Waiver. No delay or omission of the Trustee or any Holder of any related Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee, the Trustee or to the related Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the related Noteholders, as the case may be.

          Control by Noteholders. The Holders of a majority of the Outstanding Amount of the Notes with respect to such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Notes of such Series or exercising any trust or power conferred on the Trustee; provided that

               (i) such direction shall not be in conflict with any rule of law or with this Indenture or with the related Series Supplement; and

               (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

          Waiver of Past Defaults. Unless otherwise provided in the related Series Related Documents, a majority of the Noteholders of a Series may waive any past Default or Event of Default relating to such Series and its consequences except a Default relating to such Series (a) in payment of principal of or interest on any of the Notes of the related Series or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note of the related Series. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes of the related Series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

          Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture and the related Series Supplement; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          Undertaking for Costs. All parties to this Indenture and the related Series Supplement agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture and the related Series Supplement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes of the related Series or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture and the related Series Supplement.

          Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture and the related Series Supplement; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture or any Series Supplement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture or the related Series Supplement. Neither the lien of this Indenture or the related Series Supplement nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the related Series Trust Estate or upon any of the assets of the Issuer.

          Performance and Enforcement of Certain Obligations.

          (a) Promptly following a request from the Trustee to do so and at the Master Servicer's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Master Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Master Sale and Servicing Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the Seller or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Master Sale and Servicing Agreement.

          (b) If an Event of Default has occurred and is continuing with respect to a Series, the Trustee may, and, at the written direction of the Holders of 66-2/3% of the Outstanding Amount of the Notes of such Series shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Master Servicer under or in connection with the Master Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Master Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Master Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI.

                   The Trustee and the Trust Collateral Agent

          Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee or the Trust Collateral Agent, if any, shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default with respect to a Series:

               (i) each of the Trustee and the Trust Collateral Agent, if any, undertakes to perform with respect to such Series such duties and only such duties as are specifically set forth in this Indenture and the related Series Supplement and no implied covenants or obligations shall be read into this Indenture or the related Series Supplement against the Trustee and the Trust Collateral Agent, if any, respectively; and

               (ii) in the absence of bad faith on its part, each of the Trustee and the Trust Collateral Agent, if any, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee or the

          Trust Collateral Agent, if any, as the case may be and conforming to the requirements of this Indenture and the related Series Supplement; however, the Trustee and the Trust Collateral Agent, if any, shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture or the related Series Supplement.

                  (c) Each of the Trustee and the Trust Collateral Agent, if any, may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section;

               (ii) each of the Trustee and the Trust Collateral Agent, if any, shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee or the Trust Collateral Agent, if any, was negligent in ascertaining the pertinent facts; and

               (iii) each of the Trustee and the Trust Collateral Agent, if any, shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction or received by it pursuant to Section 5.8.

          (d) The Trustee and the Trust Collateral Agent, if any, shall not be liable for interest on any money received by it except as such Person may agree in writing with the Issuer.

          (e) Money held in trust by the Trustee or the Trust Collateral Agent, if any, need not be segregated from other funds except to the extent required by law or the terms of this Indenture, the related Series Supplement or the Master Sale and Servicing Agreement.

          (f) No provision of this Indenture or the related Series Supplement shall require the Trustee or the Trust Collateral Agent, if any, to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

          (g) Every provision of this Indenture and the related Series Supplement relating to the conduct or affecting the liability of or affording protection to the Trustee or the Trust Collateral Agent, if any, shall be subject to the provisions of this Section and to the provisions of the TIA.

          (h) The Trustee or the Trust Collateral Agent, if any, shall, upon reasonable prior written notice to the Trustee or the Trust Collateral Agent, if any, as the case may be, permit any representative of the related Series Secured Parties, during the Trustee's or such Trust Collateral Agent, if any, as the case may be, normal business hours, to examine all books of account, records, reports and other papers of the Trustee or the Trust Collateral Agent, if any, as the case may be, required to be maintained pursuant to this Indenture and the Master Sale and Servicing Agreement, relating to the Notes or any Series Trust Estate, to make copies and extracts therefrom and to discuss the Trustee's or such Trust Collateral Agent's affairs and actions, as such affairs and actions relate to the Trustee's or such Trust Collateral

Agent's duties with respect to the Notes or any Series Trust Estate, with the Trustee's or such Trust Collateral Agent's officers and employees responsible for carrying out the Trustee's or such Trust Collateral Agent's duties with respect to the Notes.

          (i) Each of the Trustee and the Trust Collateral Agent, if any, shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Master Sale and Servicing Agreement.

          (j) The Trustee shall, and hereby agrees that it will, hold the related Series Support in trust, and will hold any proceeds of any claim on the related Series Support in trust solely for the use and benefit of the Noteholders.

          (k) Without limiting the generality of this Section 6.1, the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture, any Series Supplement or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture, any Series Supplement or the Master Sale and Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Issuer's, the Seller's or the Master Servicer's representations, warranties or covenants or the Master Servicer's duties and obligations as Master Servicer and as custodian of the Receivable Files under the Master Sale and Servicing Agreement.

          (l) In no event shall The Chase Manhattan Bank, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

          Rights of Trustee and the Trust Collateral Agent.

          (a) The Trustee and the Trust Collateral Agent, if any, may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee and the Trust Collateral Agent, if any, need not investigate any fact or matter stated in the document.

          (b) Before the Trustee or the Trust Collateral Agent, if any, acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

          (c) The Trustee or the Trust Collateral Agent, if any, may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee or the Trust Collateral Agent, if any, shall not be responsible for any misconduct or negligence on the part of, or for the supervision of the Master Servicer or any other agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Trustee or the Trust Collateral Agent, if any, shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's or the Trust Collateral Agent's conduct does not constitute willful misconduct, negligence or bad faith.

          (e) The Trustee and the Trust Collateral Agent, if any, may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture, the Basic Documents, any Series Supplement, any Series Related Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Trustee and the Trust Collateral Agent, if any, shall be under no obligation to institute, conduct or defend any litigation under this Indenture or any Series Supplement or in relation to this Indenture or any Series Supplement, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture or any Series Supplement, unless such Holders of Notes shall have offered to the Trustee and the Trust Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee and the Trust Collateral Agent, if any, shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture and any Series Supplement with reasonable care and skill customary for the care and skill exercised by trustees under similar circumstances.

          (g) The Trustee and the Trust Collateral Agent, if any, shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the related Series Support Provider; provided, however, that if the payment within a reasonable time to the Trustee and the Trust Collateral Agent, if any, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Collateral Agent, if any, not reasonably assured to the Trustee or the Trust Collateral Agent by the security afforded to it by the terms of this Indenture, any Series Supplement or the Master Sale and Servicing Agreement, the Trustee or the Trust Collateral Agent, if any, may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee or the Trust Collateral Agent, if any, shall be reimbursed by the Person making such request upon demand.

          Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 6.11 and 6.12.

          Trustee's Disclaimer. Each of the Trustee and the Trust Collateral Agent, if any, shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, any Series Supplement, the related Series Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture, in any Series Supplement or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

          Notice of Defaults. If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 90 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

          Reports by Trustee to Holders. Upon written request, the Note Paying Agent or the Master Servicer shall on behalf of the Issuer deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns required by law.

          Compensation and Indemnity.

          (a) As payable in each Series Supplement, the Issuer shall, or shall cause the Master Servicer to, pay to the Trustee and the Trust Collateral Agent, if any, from time to time the Trustee Fee as compensation for its services. The Trustee's and such Trust Collateral Agent's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Master Servicer to reimburse the Trustee and the Trust Collateral Agent, if any, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's and such Trust Collateral Agent's agents, outside counsel, accountants and experts. The Issuer shall or shall cause the Master Servicer to indemnify the Trustee, the Trust Collateral Agent, if any, and their respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties hereunder. The Trustee or the Trust Collateral Agent, if any, shall notify the Issuer and the Master Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee or the Trust Collateral Agent, if any, to so notify the Issuer and the Master Servicer shall not relieve the Issuer of its obligations hereunder or the Master Servicer of its obligations under Article XII of the Master Sale and Servicing Agreement. The Issuer shall defend or shall cause the Master Servicer to defend any claim for indemnity that may arise against the Trustee and the Trust Collateral Agent, if any, or the Trustee or the Trust Collateral Agent, if any, may have separate counsel and the Issuer shall or shall cause the Master Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Master Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee or the Trust Collateral Agent, if any, through such Person's own willful misconduct, negligence or bad faith.

          (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of an Insolvency Event with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture, the Basic Documents, any Series Supplement or any Series Related Documents, the Trustee agrees that the obligations of the Issuer (but not the Master Servicer) to the Trustee hereunder and under any Series Supplement or any Series Related Documents, shall be recourse to the related Series Trust Estate only and specifically shall not be recourse to the assets of the Issuer or any Securityholder. In addition, the Trustee agrees that its recourse to the Issuer, the related Series Trust Estate, the Seller and amounts held pursuant to the related Series Support shall be limited to the right to receive the distributions as provided for in the payment priority provisions of the related Series Supplement.

          Replacement of Trustee. The Trustee may, and in the circumstances specified in subparagraph (i) shall, resign at any time upon 60 days' prior written notice by so notifying the Issuer. Holders of a majority of Outstanding Amount of the Notes and the Master Servicer may remove the Trustee by so notifying the Trustee upon 60 days' written notice. The Issuer may and, at the request of the Noteholders shall, remove the Trustee, if:

               (i) the Trustee fails to comply with Section 6.11;

               (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs;


               (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Trustee and such case is not dismissed within 60 days;

               (iv) the Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

               (v) the Trustee otherwise becomes incapable of acting; or

               (vi) the rating assigned to the long-term unsecured debt obligations of the Trustee by the Rating Agencies shall be lowered below the rating of "BBB", "Baa3" or equivalent rating or be withdrawn by either of the Rating Agencies.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly deliver a notice of such removal, resignation or vacancy to the Series Secured Parties and the Master Servicer may appoint a successor Trustee. If the Master Servicer fails to appoint such a successor Trustee, the Issuer may appoint a successor Trustee. If the Trustee resigns or is removed, the Trustee shall also resign or be removed, as the case may be, as Trust Collateral Agent and Certificate Paying Agent.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Series Secured Parties and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture and each Series Supplement subject to satisfaction of the Rating Agency Condition. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 6.8.

          Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Master Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

          Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee entity without any further act shall be the successor Trustee; provided that such corporation or banking association shall otherwise be eligible under Section 6.11 hereof. The Trustee shall provide the Rating Agencies with written notice of any such transaction as soon as practical thereafter and the Series Secured Parties.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

          Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the related Series Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the

Noteholders, such title to the related Series Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

               (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Eligibility: Disqualification. The Trustee shall at all times: satisfy TIA Section 310(a), have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, and have a long-term debt rating of at least "BBB", "Baa3" or equivalent rating from each of the Rating Agencies. The Trustee shall provide copies of such reports of condition to the related Series Secured Parties upon request. The Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA
Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

          Preferential Collection of Claims Against Issuer. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

          Appointment and Powers. Subject to the terms and conditions hereof, to the extent provided in a Series Supplement, each of the Series Secured Parties under such Series Supplement appoints The Chase Manhattan Bank as the Trustee or Trust Collateral Agent, as the case may be, with respect to the Collateral specifically pledged to such Series, and The Chase Manhattan Bank accepts such appointment and agrees to act as Trustee or Trust Collateral
Agent, as the case may be, with respect to each Series Trust Estate for such Series Secured Parties, to maintain custody and possession of each Series
Trust Estate (except as otherwise provided hereunder) and to perform the other duties of the Trustee or Trust Collateral Agent, as the case may be, in accordance with the provisions of this Indenture, the other Basic Documents any Series Supplement and any Series Related Documents. The Trustee or Trust Collateral Agent, as the case may be, is authorized to take such action on its behalf, and to exercise such rights, remedies, powers and privileges with respect to each such Series Trust Estate, as the Series Secured Parties may direct and as are specifically authorized to be exercised by the Trustee or Trust Collateral Agent, as the case may be, by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee or Trust Collateral Agent, as applicable, shall act upon and in compliance with the written instructions of the Series Secured Parties delivered pursuant to this Indenture or the related Series Supplement promptly following receipt of such written instructions; provided that the Trustee or Trust Collateral Agent, as applicable, shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or the related Series
Supplement or (ii) for which the Trustee or Trust Collateral Agent, as applicable, has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee or Trust ateral Agent, as applicable, of its express duties hereunder, except where this Indenture or the related Series Supplement provides that the Trustee or Trust Collateral Agent, as applicable, is permitted to act only following and in accordance with such instructions.

          Performance of Duties. The Trust Collateral Agent, if any, shall have no duties or responsibilities except those expressly set forth in this Indenture, the other Basic Documents, any Series Supplement and any Series Related Documents to which the Trust Collateral Agent, if any, is a party or as directed by the Noteholders in accordance with this Indenture or the related Series Supplement. The Trust Collateral Agent, if any, shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Noteholders. The Trust Collateral Agent, if any, shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Master Sale and Servicing Agreement.

          Limitation on Liability. Neither the Trust Collateral Agent, if any, nor any of its directors, officers, employees and agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Trust Collateral Agent, if any, shall be liable for its negligence, bad faith or willful misconduct; nor shall the Trust Collateral Agent, if any, be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture, any Series Supplement or any Series Trust Estate (or any part thereof). Notwithstanding any term or provision of this Indenture, or any Series Supplement, the Trust Collateral Agent, if any, shall incur no liability to the Issuer or the Series Secured Parties for any action taken or omitted by the Trust Collateral Agent, if any, in connection with any Series Trust Estate, except for the negligence, bad faith or willful misconduct on the part of the Trust Collateral Agent, if any, and, further, shall incur no liability to the related Series Secured Parties except for negligence, bad faith or willful misconduct in carrying out its duties to the related Series Secured Parties. Subject to Section 6.16, the Trust Collateral Agent, if any, shall be protected and shall incur no liability to any such party in conclusively relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trust Collateral
Agent, if any, to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Trust Collateral Agent, if any, shall not be required to make any independent investigation with respect thereto. The Trust Collateral Agent, if any, shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder, or under any of the Basic Documents under any Series Supplement or any Series Related Documents. The Trust Collateral Agent, if any, may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel. The Trust Collateral Agent, if any, shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture and any Series Supplement or to follow any direction from Noteholders unless it shall have received security or indemnity satisfactory to the Trust Collateral Agent, if any, against the costs, expenses and liabilities which might be incurred by it.

          Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Trust Collateral Agent, if any, shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

          Successor Trust Collateral Agent.

          (a) Merger. Any Person into which the Trust Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trust Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Trust Collateral Agent hereunder) be and become a successor Trust Collateral Agent hereunder and be vested with all of the title to and interest in each Series Trust Estate and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the related Series Secured Parties in the related Series Trust Estate; provided that any such successor shall also be the successor Trustee under Section 6.9.

          (b) Resignation. The Trust Collateral Agent, if any, and any successor Trust Collateral Agent may resign under this Indenture at any time upon 60 days' prior written notice with the prior written consent of the Issuer; provided that the Trust Collateral Agent shall not so resign unless it shall also resign as Trustee hereunder; provided, however, that such resignation shall not be effective until a Successor Trust Collateral Agent shall have accepted appointment as Successor Trust Collateral Agent.

          (c) Removal. The Trust Collateral Agent, if any, may be removed by the Master Servicer at any time (and should be removed at any time that the Trustee has been removed), with or without cause, by an instrument or concurrent instruments in writing delivered to the Trust Collateral Agent, if any, each Series Secured Party, the Issuer or the Master Servicer, as applicable. A temporary successor may be removed at any time to allow a successor Trust Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trust Collateral Agent and the acceptance in writing by such successor Trust Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt of an Opinion of Counsel to the effect described in
Section 3.6.

          (d) Acceptance by Successor. The Master Servicer shall have the sole right to appoint each successor Trust Collateral Agent. Every temporary or permanent successor Trust Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee, each Series Secured Party, Master Servicer and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of each Series Trust Estate to the successor Trust Collateral Agent, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of the Series Secured Parties or the Issuer, execute and deliver an instrument transferring to such successor all the related estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or the Series Secured Parties is reasonably required by a successor Trust Collateral Agent to more fully and certainly vest in such successor the related estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trust Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Trust Collateral Agent, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trust Collateral Agent and the instrument or instruments removing any Trust Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to each Series Trust Estate and, to the extent required by applicable law, filed or recorded by the successor Trust Collateral Agent in each place where such filing or recording is necessary to effect the transfer of each Series Trust Estate to the successor Trust Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

          Compensation. The Trust Collateral Agent, if any, shall not be entitled to any compensation for the performance of its duties hereunder other than the Trustee Fee it is entitled to receive in its capacity as Trustee.

          Representations and Warranties of the Trustee and the Trust Collateral Agent. Each of the Trust Collateral Agent, if any, and the Trustee represents and warrants to the Issuer and to each Series Secured Party as follows:

          (a) Due Organization. The Trustee and the Trust Collateral Agent, if any, is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

          (b) Corporate Power. The Trustee and the Trust Collateral Agent, if any, has all requisite right, power and authority to execute and deliver this Indenture and each Series Supplement and to perform all of its duties as the Trustee or Trust Collateral Agent, as the case may be, hereunder.

          (c) Due Authorization. The execution and delivery by the Trust Collateral Agent, if any, and the Trustee of this Indenture, each Series Supplement and the other Series Related Transaction Documents to which it is a party, and the performance by the Trust Collateral Agent and the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings which are required for the valid execution and delivery by the Trust Collateral Agent, if any, or the Trustee, or the performance by the Trust Collateral Agent, if any, or the Trustee, of this Indenture, each Series Supplement and such other Series Related Documents.

          (d) Valid and Binding Indenture. Each of the Trustee and the Trust Collateral Agent, if any, has duly executed and delivered this Indenture, each Series Supplement, each other Basic Document and each Series Related Document to which it is a party, and each of this Indenture, any Series Supplement, each other Basic Document and each other Series Related Document constitutes the legal, valid and binding obligation of the Trustee and the Trust Collateral Agent, if any, enforceable against the Trustee and the Trust Collateral Agent, if any, in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          Waiver of Setoffs. The Trustee and the Trust Collateral Agent, if any, hereby expressly waives any and all rights of setoff that the Trustee or the Trust Collateral Agent, if any, may otherwise at any time have under applicable law with respect to any Trust Account and Series Trust Account and agrees that amounts in the Trust Accounts and Series Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

                                  ARTICLE VII.

                         Noteholders' Lists and Reports

          Issuer To Furnish To Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Trustee with respect to each Series of Notes (a) not more than five days after the earlier of (i) each Record Date with respect to such Series and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders with respect to such Series as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished. The Trustee or, if the Trustee is not the Note Registrar, the Issuer shall furnish to the related Series Support Provider in writing upon their written request and at such other times as the related Series Support Provider may request a copy of the list with respect to the related Series.

          Preservation of Information; Communications to Noteholders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

          (a) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (b) The Issuer, the Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

          Reports by Issuer.

          If this Indenture is qualified under the TIA, the Issuer shall:

               (i) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Trustee (and the Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this
          Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (a) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

          (a) The Trustee shall not have any duty or obligation with respect to any reports or other information delivered to it pursuant to this Section 7.3.

          Reports by Trustee. If required by TIA Section 313(a), within 60 days after each March 31 beginning with March 31, 1999 the Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII.

                      Accounts, Disbursements and Releases

          Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee or the Trust Collateral Agent, if any, pursuant to this Indenture and the Master Sale and Servicing Agreement. The Trustee shall apply all such money received by it, or cause the Trust Collateral Agent, if any, to apply all money received by it as provided in this Indenture and the respective Series Supplements. Except as otherwise expressly provided in this Indenture or in the Master Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the related Series Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

          Release of Trust Property.

          (a) Subject to the payment of its fees and expenses pursuant to
Section 6.7, the Trustee or the

Trust Collateral Agent, if any, may, and when required by the Issuer and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee or the Trust Collateral Agent, if any, as provided in this Article VIII shall be bound to ascertain the Trustee's or such Trust Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Trustee or the Trust Collateral Agent, if any, shall, at such time as there are no Notes outstanding and all sums due the Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the related Series Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

          Opinion of Counsel. The Trustee or the Trust Collateral Agent, if any, shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the related Series Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX.

                         Amendments; Series Supplements

          Amendments Without Consent of Noteholders.

          (a) Except as otherwise provided in the Series Supplement, without the consent of the Holders of any Notes but with prior written notice to the Rating Agencies, as evidenced to the Trustee and the Issuer, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more Amendments hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee or the Trust Collateral Agent, if any, any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or the Trust Collateral Agent, if any;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any Series Supplement which may be inconsistent with any other provision herein or in any Series Supplement or to make any other provisions with respect to matters or questions arising under this Indenture or in any Series Supplement; provided that such action shall not adversely affect the interests of the Holders of the Notes;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
          Article VI; or

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

          The Trustee is hereby authorized to join in the execution of any amendment and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) Except as otherwise provided in the Series Supplement, the Issuer and the Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies by the Issuer, as evidenced to the Trustee, enter into an amendment hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

          Amendments With Consent of Noteholders. Except as otherwise provided in a Series Supplement, the Issuer and the

Trustee, when authorized by an Issuer Order provided by the Master Servicer, also may, upon satisfaction of the Rating Agency Condition and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Trustee, enter into an amendment hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Note affected thereby:

               (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, any Series Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

               (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

               (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such Series Supplement, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

               (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

               (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate any Series Trust Estate pursuant to Section 5.4;

               (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

               (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained in the related Series Supplement; or

               (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the a Series Trust Estate or, except as otherwise permitted or contemplated herein or in the related Series Supplement or the related Series related Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

          Except as otherwise provided in a Series Supplement, the Trustee may determine whether or not any Notes would be adversely affected by any amendment upon receipt of an Opinion of Counsel to that effect and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

          It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed Series Supplement, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Trustee of any Series Supplement pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such Series Supplement relates a notice setting forth in general terms the substance of such Series Supplement. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Series Supplement.

          Supplements Authorizing a Series of Notes.

          (a) Each Series of Notes issued hereunder shall be issued pursuant to a Series Supplement, which shall set forth the terms and provisions of such Series.

          (b) Amendments to Series Supplements shall be governed by the provisions of the relevant Series Supplement. The Trustee may conclusively rely on an Opinion of Counsel as to which Series Supplements relate to which Series, or to this Indenture (and thus all Series) as a whole.

          Execution of Series Supplements. In executing, or permitting the additional trusts created by, any Series Supplement permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Certificate) stating that the execution of such Series Supplement is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such Series Supplement that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          Effect of Series Supplement. Upon the execution of any Series Supplement or Amendment pursuant to the provisions of such Series Supplement or hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Series Supplement or Amendment shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          Conformity With Trust Indenture Act. Every amendment of this Indenture and every Series Supplement executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

          Reference in Notes to Series Supplements. Notes authenticated and delivered after the execution of any Series Supplement pursuant to this
Article IX may, and if required by the Issuer shall, bear a notation as to any matter provided for in such Series Supplement. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such Series Supplement may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE X.

                                    Reserved



                                   ARTICLE XI.

                                  Miscellaneous

                  Compliance Certificates and Opinions, etc.

          (a) Upon any application or request by the Issuer to the Trustee or the Trust Collateral Agent, if any, to take any action under any provision of this Indenture or any Series Supplement, the Issuer shall furnish to the Trustee or the Trust Collateral Agent, if any, as the case may be, (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture or any Series Supplement relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture or any Series Supplement, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or any Series Supplement shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

          (b) Prior to the deposit of any property or securities with the Trustee and the Trust Collateral Agent, if any, that is to be made the basis for the release of any property or securities subject to the lien of this Indenture and the related Series Supplement, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture or the related Series Supplement, furnish to the Trustee or the Trust Collateral Agent, if any, an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the property or securities to be so deposited.

               (i) Whenever the Issuer is required to furnish to the Trustee or the Trust Collateral Agent, if any, an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trustee or the Trust Collateral Agent, if any, an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes; provided, that such a certificate need not be furnished with respect to any securities so

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

          deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than 1% percent of the Outstanding Amount of the Notes.

               (ii) Other than with respect to the release of any Repurchased Receivables or Liquidated Receivables (as such terms are defined in the Master Sale and Servicing Agreement), whenever any property or securities are to be released from the lien of this Indenture and the related Series Supplement, the Issuer shall also furnish to the Trustee or the Trust Collateral Agent, if any, an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture and the related Series Supplement in contravention of the provisions hereof.

               (iii) Whenever the Issuer is required to furnish to the Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also furnish to the Trustee or the Trust Collateral Agent, if any, an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Repurchased Receivables and Defaulted Receivables (as such terms are defined in the Master Sale and Servicing Agreement), or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (ii) above and this clause (iii), equals 10% or more of the Outstanding Amount of the Notes; provided, that such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than 1 percent of the then Outstanding Amount of the Notes.

               (iv) Notwithstanding Section 2.9 or any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

          Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the

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

matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Master Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture or any Series Supplement, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          Acts of Noteholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          Notices, etc., to Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture or any Series Supplement to be made upon, given or furnished to or filed with:

          (a) The Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Trustee at its Corporate Trust Office, or

          (b) The Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall deemed to have been duly given upon receipt to the Issuer addressed to: Household Automobile Revolving Trust I, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee.

          (c) The related Series Support Provider by the Issuer or the Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telexed or telecopied to the recipient as follows:

          Notices required to be given to the Rating Agencies by the Issuer, the Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to (i) in the case of Moody's (in the event Moody's is rating such Series), at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Fax No: (212) 553-0355 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Group (in the event Standard & Poor's is rating such Series), 26 Broadway (15th Floor), New York, New York 10004,
Attention: Asset Backed Surveillance Department, Fax No: (212) 412-0224; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          Notices to Noteholders; Waiver. Where this Indenture or any Series Supplement provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each

Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture or any Series Supplement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture or any Series Supplement provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

          Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture, any Series Supplement or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture or the related Series Supplement for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

          Conflict with Trust Indenture Act. If this Indenture is qualified under the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture, any Series Supplement shall bind its successors. All agreements of the Trust Collateral Agent, if any, in this Indenture or any Series Supplement shall bind its successors. All agreements of the Master Servicer in this Indenture or any Series Supplement shall bind its successors and assigns.

          Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Benefits of Indenture. To the extent specified in the related Series Supplement, the related Series Support Provider and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture and the related Series Supplement, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Support Default shall have occurred and be continuing. Nothing in this Indenture or any Series Supplement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the related Series Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes, this Indenture or any Series Supplement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest shall accrue for the period from and after any such nominal date.

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

          GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Recording of Indenture. If this Indenture or any Series Supplement is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee or the Trust Collateral Agent, if any, under this Indenture or any Series Supplement.

          Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Master Servicer, the Owner Trustee, the Trust Collateral Agent, if any, or the Trustee on the Notes or under this Indenture or any Series Supplement or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Master Servicer, the Trust Collateral Agent, if any, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Master Servicer, the Trust Collateral Agent, if any, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Trust Collateral Agent, if any, the Master Servicer, the Owner Trustee or the Trustee or of any successor or assign of the Seller, the Master Servicer, the Trust Collateral Agent, if any, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee, the Trust Collateral Agent, if any, and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the

Trust Agreement.

          No Petition. The Trustee and the Trust Collateral Agent, if any, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Seller, or the Issuer, or join in any institution against the Seller, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents or any of the Series Related Documents.

          Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee or of the related Series Support Provider, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

          Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Agreement or any related documents.

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

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the Issuer, the Master Servicer, the Trustee and the Trust Collateral Agent have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                        HOUSEHOLD AUTOMOBILE
                         REVOLVING TRUST I

                        By:    WILMINGTON TRUST COMPANY, not
                               in its individual capacity but solely as
                               Owner Trustee

                        By:
                           ------------------------------
                           Name:
                           Title:


                        HOUSEHOLD FINANCE CORPORATION.
                         as Master Servicer


                        By:
                           ------------------------------
                           Name:
                           Title:


                        THE CHASE MANHATTAN BANK, not in its
                         individual capacity but solely as Trustee and Trust Collateral Agent



                        By:
                           ------------------------------
                           Name:
                           Title:






                       [Signature Page for the Indenture]



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